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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21238

PIMCO Corporate Opportunity Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, New York		10105
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1345 Avenue of the Americas New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2006

Date of reporting period:	November 30, 2006

Form N-Q is to be used by the registered management investment company, other than a small business investment company registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b 1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-12

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Notes to Financial Statements	16-24

Financial Highlights	25

Report of Independent Registered Public Accounting Firm	26

Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements	27-28

Tax Information/Corporate and Investment Policy Changes	29

Privacy Policy/Proxy Voting Policies & Procedures	30

Dividend Reinvestment Plan	31

Board of Trustees & Principal Officers	32-34

PIMCO Corporate Opportunity Fund Letter to Shareholders

January 5, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Corporate Opportunity Fund (the “Fund”) for the fiscal year ended November 30, 2006.

During the second half of the reporting period the bond market rallied as the economy slowed and expectations grew that the Federal Reserve (the “Fed”) might begin easing. In fact, the Fed left rates unchanged at 5.25% at its last four meetings. This came after 17 consecutive increases in short-term interest rates over two years. The apparent end of the Fed’s tightening cycle proved to be a positive for Fund performance during the reporting period.

For specific information on the Fund and its performance during the reporting period, please review the following pages.

If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources can be accessed through our Web site, www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (PIMCO), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 1

PIMCO Corporate Opportunity Fund Performance & Statistics

November 30, 2006 (unaudited)

Management Review

– For the fiscal year ended November 30, 2006, the Fund returned 11.67% on net asset value (NAV) and 8.96% on market price.

– The Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch High Yield Master II Index returned 6.36% and 11.56%, respectively, for the 12-month period. The Lehman Brothers Aggregate Bond Index, a widely used benchmark for the overall U.S. bond market, returned 5.94% over the same time period.

– An average duration of 5.77 years had a neutral impact on the Fund’s total return as U.S. interest rates rose but then fell back again to end the period relatively unchanged.

– A 24.31% allocation to communications was positive for Fund performance. The overall sector’s performance was modest. However, a focus on wireline firms helped the Fund capitalize on this sub-sector’s outperformance during the second half of the reporting period. Wirelines profited due to robust demand and a healthier pricing environment.

– A 15.31% allocation to electric companies enhanced returns as these firms saw strengthened balance sheets and efficient operations.

– An 11.19% allocation to consumer cyclicals was also favorable for Fund performance. The Fund benefitted, in particular, from short-maturity bonds issued by the financing arms of automotive manufacturers. These issuers experienced solid asset coverage, strong liquidity and moderate risk profiles when compared to those of their respective parent companies.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	8.96%	11.67%
3 Year	12.77%	9.66%
Commencement of Operations (12/27/02) to 11/30/06.	15.43%	14.69%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/27/02) to 11/30/06.	Market Price	$16.94
NAV	NAV	$15.62
Market Price	Premium to NAV	8.45%
	Market Price Yield(2)	8.15%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at November 30, 2006.

2 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2006

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 79.1%

Airlines – 2.8%
$7,000	American Airlines, Inc., pass thru certificates, 7.858%, 10/1/11, Ser. 01-2	Baa2/A-	$7,564,375
	Continental Airlines, Inc., pass thru certificates,
1,600	6.545%, 8/2/20	Baa3/A-	1,640,463
3,720	6.703%, 6/15/21, Ser. 01-1	Baa3/BBB+	3,833,443
1,695	7.056%, 9/15/09, Ser. 99-2	Baa3/A-	1,753,739
2,390	7.373%, 6/15/17, Ser. 01-1	Ba1/BB+	2,427,404
9,082	7.707%, 10/2/22, Ser. 00-2	Baa3/BBB	9,814,592
1,920	9.798%, 4/1/21	Ba2/BB+	2,102,394
15,500	Northwest Airlines, Inc., pass thru certificates, 6.841%, 4/1/11, Ser. 1A-2	NR/BB	15,490,313
			44,626,723
Apparel & Textiles – 0.1%
1,000	Quiksilver, Inc., 6.875%, 4/15/15	Ba3/BB-	981,250
Automotive – 0.5%
4,000	Auburn Hills Trust, 12.375%, 5/1/20	Baa1/BBB	6,022,016
2,500	Ford Motor Co., 9.98%, 2/15/47	Caa1/CCC+	2,243,750
			8,265,766
Banking – 5.4%
625	Bank of America, 9.375%, 9/15/09	Aa3/A+	695,300
	HSBC Capital Funding L.P., VRN,
8,000	4.61%, 6/27/13 (d)	A1/A	7,573,024
2,000	10.176%, 6/30/30	A1/A	3,006,176
8,550	HSBC Holdings PLC, 6.50%, 5/2/36	Aa3/A+	9,513,029
4,600	Rabobank Capital Funding Trust, 5.254%, 10/21/16, UNIT, VRN (d)	Aa2/AA	4,519,827
15,000	Republic New York Corp., 9.70%, 2/1/09	A1/A+	16,398,390
9,706	Riggs Capital Trust, 8.875%, 3/15/27, Ser. C	A3/BBB+	10,219,409
2,000	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31, VRN	A1/A	2,423,668
8,000	Sumitomo Mitsui Banking Corp., 8.15%, 8/29/49	A2/NR	8,347,448
10,800	USB Capital IX, 6.189%, 4/15/11, VRN	Aa3/A	11,103,934
7,500	Wachovia Capital Trust III, 5.80%, 3/15/11, VRN	A2/A-	7,607,947
4,100	Wells Fargo Capital X, 5.95%, 12/15/36 (e) (f)	Aa3/A+	4,108,431
			85,516,583
Building/Construction – 0.3%
5,000	Pulte Homes, Inc., 7.875%, 8/1/11	Baa3/BBB	5,467,430
Computer Services – 0.7%
	Electronic Data Systems Corp.,
4,000	6.50%, 8/1/13, Ser. B	Ba1/BBB-	4,097,364
3,500	7.125%, 10/15/09	Ba1/BBB-	3,672,638
3,000	SunGard Data Systems, Inc., 9.125%, 8/15/13	Caa1/B-	3,161,250
			10,931,252
Containers – 0.5%
	Smurfit-Stone Container,
4,000	8.375%, 7/1/12	B2/CCC+	3,890,000
3,437	9.75%, 2/1/11	B2/CCC+	3,561,591
			7,451,591

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 3

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Diversified Manufacturing – 0.8%
$5,000	Hutchison Whampoa International Ltd., 7.45%, 11/24/33 (d)	A3/A-	$5,879,335
£3,340	Tyco International Group S.A., 6.50%, 11/21/31	Baa3/BBB+	7,549,336
			13,428,671
Electronics – 0.1%
$1,000	Arrow Electronics, Inc., 6.875%, 6/1/18	Baa3/BBB-	1,056,140
Energy – 2.3%
2,300	Consumers Energy Co., 5.00%, 3/15/15	Baa2/BBB-	2,235,312
5,000	Kinder Morgan Energy Partners L.P., 7.50%, 11/1/10	Baa1/BBB+	5,363,450
4,200	Nevada Power Co., 5.875%, 1/15/15, Ser. L	Ba1/BB+	4,267,906
1,300	Peabody Energy Corp., 7.375%, 11/1/16	Ba1/BB	1,373,125
2,293	Salton SEA Funding, Inc., 8.30%, 5/30/11, Ser. E	Ba1/BB+	2,448,810
2,200	Sierra Pacific Power Co., 6.00%, 5/15/16, Ser. M (d)	Ba1/BB+	2,255,381
12,000	Sithe Independence Funding Corp., 9.00%, 12/30/13, Ser. A	Ba2/B	13,260,840
5,500	TECO Energy, Inc., 7.00%, 5/1/12	Ba2/BB	5,788,750
			36,993,574
Financial Services – 7.9%
5,000	AES Red Oak LLC, 9.20%, 3/15/11, Ser. B	B1/B+	5,650,000
2,000	American General Finance Corp., 8.45%, 10/15/09	A1/A+	2,175,408
13,500	BNP Paribas, 5.186%, 6/29/15, VRN (d)	A1/A+	13,135,743
2,500	Canadian Oil Sands Ltd., 4.80%, 8/10/09 (d)	Baa2/BBB+	2,467,002
5,644	Cedar Brakes II LLC, 9.875%, 9/1/13 (b) (d)	Baa2/BBB-	6,311,902
4,000	CIT Group, Inc., 6.875%, 11/1/09	A2/A	4,192,276
	Ford Motor Credit Co.,
1,300	5.625%, 10/1/08	B1/B	1,269,492
11,400	7.875%, 6/15/10	B1/B	11,460,511
	General Electric Capital Corp.,
1,100	8.50%, 7/24/08	Aaa/AAA	1,155,834
4,990	9.83%, 12/15/08 (f)	NR/NR	5,444,328
10,000	Goldman Sachs Group, Inc., 7.35%, 10/1/09	Aa3/AA-	10,626,030
6,500	HBOS Capital Funding L.P., 6.071%, 6/30/14, VRN (d)	A1/A	6,700,629
1,500	Idearc, Inc., 8.00%, 11/15/16 (d) (f)	B2/B+	1,509,801
4,200	MBNA Capital, 6.171%, 2/1/27, Ser. B, FRN	Aa3/A	4,195,069
9,800	Mizuho JGB Investment LLC, 9.87%, 6/30/08, VRN (d)	Baa1/BBB+	10,449,113
1,510	Mizuho Preferred Capital Co. LLC, 8.79%, 6/30/08, VRN (d)	Baa1/BBB+	1,588,135
	Pemex Project Funding Master Trust,
2,800	5.75%, 12/15/15	Baa1/BBB	2,789,500
5,700	5.75%, 12/15/15 (b)	Baa1e/BBB	5,678,625
7,500	8.625%, 2/1/22	Baa1/BBB	9,281,250
13,500	RBS Capital Trust I, 5.512%, 9/30/14, VRN	A1/A	13,445,514
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16, Ser. 1, VRN	A1/AA-	2,630,707
3,000	Universal City Development Partners Ltd., 11.75%, 4/1/10	B2/B-	3,236,250
			125,393,119
Food & Beverage – 1.0%
5,000	Delhaize America, Inc., 8.125%, 4/15/11	Ba1/BB+	5,457,340
5,000	Kroger Co., 8.05%, 2/1/10	Baa2/BBB-	5,391,420
5,000	Tyson Foods, Inc., 6.85%, 4/1/16	Ba1/BBB-	5,212,500
			16,061,260

4 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Healthcare & Hospitals – 1.0%
	HCA, Inc.,
$1,000	8.36%, 4/15/24	Caa1/B-	$881,205
800	9.00%, 12/15/14	Caa1/B-	777,078
	Tenet Healthcare Corp.,
5,600	7.375%, 2/1/13	Caa1/CCC+	5,138,000
9,400	9.25%, 2/1/15	Caa1/CCC+	9,259,000
			16,055,283
Hotels/Gaming – 3.7%
	Caesars Entertainment, Inc.,
2,000	7.00%, 4/15/13	Baa3/BB+	2,068,802
5,000	7.50%, 9/1/09	Baa3/BB+	5,157,650
2,000	8.875%, 9/15/08	Ba1/BB-	2,102,500
1,938	Choctaw Resort Development Enterprise, Inc., 7.25%, 11/15/19 (d)	Ba2/BB-	1,942,845
2,000	Gaylord Entertainment Co., 8.00%, 11/15/13	B3/B-	2,055,000
	Harrah’s Operating Co., Inc.,
4,000	5.50%, 7/1/10	Baa3/BB+	3,881,280
3,730	8.00%, 2/1/11	Baa3/BB+	3,853,164
3,000	Hilton Hotels Corp., 7.625%, 5/15/08	Ba2/BB	3,086,250
4,950	ITT Corp., 7.375%, 11/15/15	Baa3/BBB-	5,136,442
1,200	Mandalay Resort Group, 9.375%, 2/15/10	B1/B+	1,281,000
3,750	MGM Mirage, Inc., 8.375%, 2/1/11	B1/B+	3,918,750
8,602	Times Square Hotel Trust, 8.528%, 8/1/26 (b) (d)	Baa3/BBB-	9,892,568
14,950	Wynn Las Vegas LLC, 6.625%, 12/1/14	B1/BB-	14,800,500
			59,176,751
Insurance – 0.0%
500	Shackleton Reinsurance Ltd., 13.376%, 2/7/08, FRN (b) (d) (f)	Ba3/BB	504,183
Manufacturing – 0.1%
1,000	Bombardier, Inc., 6.75%, 5/1/12 (d)	Ba2/BB	970,000
Metals & Mining – 0.9%
9,537	Phelps Dodge Corp., 9.50%, 6/1/31	Baa2/BBB	11,792,949
1,900	Vale Overseas Ltd., 6.875%, 11/21/36	Baa3/BBB	1,952,250
			13,745,199
Multi-Media – 8.7%
2,000	Cablevision Systems Corp., 8.00%, 4/15/12, Ser. B	B3/B+	1,975,000
2,000	Charter Communications Operating LLC, 8.375%, 4/30/14 (d)	B3/B-	2,087,500
12,300	Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/13	Baa2/BBB+	14,171,888
2,400	COX Communications, Inc., 6.45%, 12/1/36 (b) (d) (e)	Baa3/BBB-	2,427,130
	CSC Holdings, Inc.,
15,640	7.625%, 7/15/18	B2/B+	15,522,700
10,535	7.875%, 2/15/18, Ser. B	B2/B+	10,666,687
4,500	8.125%, 8/15/09, Ser. B	B2/B+	4,674,375
2,000	DirecTV Holdings LLC, 6.375%, 6/15/15	Ba3/BB-	1,940,000
15,000	Rogers Cable, Inc., 8.75%, 5/1/32	Ba2/BB+	17,906,250
	Shaw Communications, Inc.,
5,000	7.20%, 12/15/11	Ba2/BB+	5,200,000
8,000	8.25%, 4/11/10	Ba2/BB+	8,510,000
18,000	Time Warner Entertainment Co. L.P., 8.375%, 7/15/33	Baa2/BBB+	22,415,922

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 5

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Multi-Media (continued)
$11,000	Time Warner, Inc., 7.70%, 5/1/32	Baa2/BBB+	$12,773,233
12,495	Univision Communications, Inc., 7.85%, 7/15/11	Ba3/BB-	12,697,631
5,000	Viacom, Inc., 6.25%, 4/30/16	Baa3/BBB	5,068,765
			138,037,081
Office Equipment – 0.3%
5,000	Xerox Capital Trust I, 8.00%, 2/1/27	Ba1/B+	5,150,000
Oil & Gas – 9.0%
	Anadarko Petroleum Corp.,
4,700	5.95%, 9/15/16	Baa2/BBB-	4,831,050
4,700	6.45%, 9/15/36	Baa2/BBB-	4,994,779
	CenterPoint Energy Res. Corp.,
23,000	7.75%, 2/15/11	Baa3/BBB	25,032,395
5,000	7.875%, 4/1/13, Ser. B	Baa3/BBB	5,636,290
	Chesapeake Energy Corp.,
300	7.50%, 6/15/14	Ba2/BB	311,250
3,000	7.75%, 1/15/15	Ba2/BB	3,123,750
	El Paso Corp.,
23,200	7.42%, 2/15/37	B2/B	23,258,000
5,000	7.625%, 9/1/08	B2/B	5,131,250
2,800	Energy Transfer Partners L.P., 6.625%, 10/15/36	Baa3/BBB	2,978,634
	Gaz Capital S.A.,
1,300	6.212%, 11/22/16 (d)	Baa1/BBB	1,309,750
13,000	8.625%, 4/28/34	Baa1/BBB	16,737,500
8,700	Gazprom AG, 9.625%, 3/1/13	Baa1/BBB	10,405,200
1,030	Hanover Compressor Co., 9.00%, 6/1/14	B2/B	1,109,825
1,800	OAO Gazprom AG, 9.625%, 3/1/13 (d)	Baa1/BBB	2,151,900
2,400	Plains All American Pipeline L.P., 6.65%, 1/15/37 (d)	Baa3/BBB-	2,526,941
2,280	Ras Laffan Liquefied Natural Gas Co., Ltd., 3.437%, 9/15/09 (b)	Aa3/A	2,224,478
2,500	Reliant Energy, Inc., 6.75%, 12/15/14	B2/B	2,443,750
10,000	Southern Natural Gas Co., 8.875%, 3/15/10	Ba1/B+	10,561,230
17,400	Williams Cos., Inc., 7.875%, 9/1/21	Ba2/BB-	18,661,500
			143,429,472
Paper/Paper Products – 3.6%
	Abitibi-Consolidated, Inc.,
23,500	7.50%, 4/1/28	B2/B+	17,977,500
5,000	8.375%, 4/1/15	B2/B+	4,375,000
10,000	8.50%, 8/1/29	B2/B+	8,150,000
2,000	Bowater Canada Finance, 7.95%, 11/15/11	B2/B+	1,930,000
3,000	Bowater, Inc., 9.50%, 10/15/12	B2/B+	3,052,500
	Georgia-Pacific Corp.,
5,000	7.25%, 6/1/28	B2/B	4,875,000
14,119	8.00%, 1/15/24	B2/B	14,542,570
2,000	Smurfit Capital Funding PLC, 7.50%, 11/20/25	B1/B+	1,900,000
			56,802,570
Retail – 1.9%
16,000	Albertson’s, Inc., 8.00%, 5/1/31	B1/B	16,405,616
13,000	JC Penney Co., Inc., 8.125%, 4/1/27	Baa3/BBB-	13,421,369
			29,826,985

6 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2006 (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)*	Value

Telecommunications – 17.1%
	$35,000	AT&T Corp., 8.00%, 11/15/31, VRN	A2/A	$44,830,485
	10,000	Bellsouth Capital Funding, 7.875%, 2/15/30	A2/A	11,994,290
	5,000	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	5,137,500
		Citizens Communications Co.,
	7,500	9.00%, 8/15/31	Ba2/BB+	8,212,500
	4,000	9.25%, 5/15/11	Ba2/BB+	4,445,000
	8,000	Deutsche Telekom International Finance BV, 8.25%, 6/15/30	A3/A-	10,174,016
		Embarq Corp.,
	5,000	6.738%, 6/1/13	Baa3/BBB-	5,202,140
	10,000	7.082%, 6/1/16	Baa3/BBB-	10,375,040
	10,000	7.995%, 6/1/36	Baa3/BBB-	10,855,010
	11,000	France Telecom S.A., 8.50%, 3/1/31	A3/A-	14,989,183
	2,000	Intelsat Subsidiary Holding Co., Ltd., 8.625%, 1/15/15	B2/B+	2,087,500
		Nextel Communications, Inc.,
	5,000	6.875%, 10/31/13, Ser. E	Baa3/BBB+	5,117,775
	10,000	7.375%, 8/1/15, Ser. D	Baa3/BBB+	10,335,100
	21,650	PanAmSat Corp., 6.875%, 1/15/28	Ba2/BB	19,701,500
		Qwest Capital Funding, Inc.,
	8,070	7.00%, 8/3/09	B1/B	8,231,400
	15,600	7.90%, 8/15/10	B1/B	16,302,000
	2,000	Qwest Communications International, Inc., 7.50%, 2/15/14	Ba3/B	2,070,000
		Qwest Corp.,
	3,000	7.25%, 9/15/25	Ba1/BB	3,090,000
	4,400	8.64%, 6/15/13, FRN	Ba1/BB	4,790,500
	6,150	8.875%, 3/15/12	Ba1/BB	6,880,312
		Rogers Wireless, Inc.,
CAD	1,000	7.625%, 12/15/11 (d)	Ba2/BB+	964,361
	$12,340	9.75%, 6/1/16	Ba2/BB+	15,486,700
		Sprint Capital Corp.,
	25,000	6.90%, 5/1/19	Baa3/BBB+	26,530,600
	2,900	8.375%, 3/15/12	Baa3/BBB+	3,270,562
	1,350	Sprint Nextel Corp., 9.25%, 4/15/22	Baa3/BBB+	1,686,312
	15,000	Verizon Global Funding Corp., 7.25%, 12/1/10	A3/A	16,152,915
	3,500	Verizon New York, Inc., 7.375%, 4/1/32, Ser. B	Baa3/A	3,747,233
				272,659,934
Tobacco – 0.1%
	2,000	RJ Reynolds Tobacco Holdings, Inc., 7.25%, 6/1/12 (d)	Ba3/BB	2,110,214
Utilities – 9.1%
	2,000	CMS Energy Corp., 8.90%, 7/15/08	Ba3/B+	2,102,500
		East Coast Power LLC, Ser. B,
	3,410	6.737%, 3/31/08	Baa3/BBB-	3,430,043
	5,643	7.066%, 3/31/12	Baa3/BBB-	5,868,793
	4,500	Homer City Funding LLC, 8.137%, 10/1/19	Ba2/BB	4,927,500
	22,000	IPALCO Enterprises, Inc., 8.375%, 11/14/08	Ba1/BB-	22,990,000
		Midwest Generation LLC, pass thru certificates,
	29,812	8.30%, 7/2/09, Ser. A	Ba2/BB-	30,352,474
	14,480	8.56%, 1/2/16, Ser. B	Ba2/BB-	15,791,825
	5,000	8.75%, 5/1/34	Ba2/B+	5,450,000
	1,000	Ohio Edison Co., 5.647%, 6/15/09 (d)	Baa2/BBB-	1,007,199

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 7

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Utilities (continued)
	PSE&G Energy Holdings LLC,
$42,500	8.50%, 6/15/11	Ba3/BB-	$45,900,000
2,000	10.00%, 10/1/09	Ba3/BB-	2,200,000
5,307	South Point Energy Center LLC, 8.40%, 5/30/12 (d)	NR/D	5,177,719
			145,198,053
Waste Disposal – 1.2%
	Allied Waste North America, Inc.,
6,000	7.25%, 3/15/15	B2/BB-	6,030,000
11,250	7.875%, 4/15/13	B2/BB-	11,700,000
3,000	8.50%, 12/1/08, Ser. B	B2/BB-	3,180,000
			20,910,000
Total Corporate Bonds & Notes (cost-$1,177,471,270)			1,260,749,084

U.S. GOVERNMENT AGENCY SECURITIES – 3.8%
	Fannie Mae,
1,363	6.723%, 11/1/35, FRN, MBS	Aaa/AAA	1,405,761
485	7.00%, 7/25/26, CMO	Aaa/AAA	497,710
1,060	7.00%, 2/18/27, CMO	Aaa/AAA	1,078,409
267	7.00%, 2/1/30, MBS	Aaa/AAA	274,614
179	7.00%, 3/1/31, MBS	Aaa/AAA	183,401
33	7.00%, 10/1/31, MBS	Aaa/AAA	33,622
145	7.00%, 11/1/31, MBS	Aaa/AAA	148,506
144	7.00%, 1/1/32, MBS	Aaa/AAA	149,182
1,846	7.00%, 6/1/32, MBS	Aaa/AAA	1,897,431
355	7.00%, 9/1/32, MBS	Aaa/AAA	363,901
62	7.00%, 11/1/32, MBS	Aaa/AAA	63,679
312	7.00%, 1/1/33, MBS	Aaa/AAA	321,727
189	7.00%, 2/1/33, MBS	Aaa/AAA	194,243
425	7.00%, 4/1/33, MBS	Aaa/AAA	436,973
1,197	7.00%, 6/1/33, MBS	Aaa/AAA	1,228,732
468	7.00%, 9/1/33, MBS	Aaa/AAA	481,081
324	7.00%, 1/1/34, MBS	Aaa/AAA	334,656
306	7.00%, 2/1/34, MBS	Aaa/AAA	313,915
7,326	7.00%, 6/1/35, MBS	Aaa/AAA	7,537,457
1,413	7.00%, 7/1/35, MBS	Aaa/AAA	1,454,804
5,438	7.00%, 2/1/36, MBS	Aaa/AAA	5,603,723
164	7.00%, 9/25/41, CMO	Aaa/AAA	168,738
2,534	7.00%, 12/25/41, CMO	Aaa/AAA	2,617,640
70	7.50%, 12/25/19, CMO	Aaa/AAA	74,549
636	7.50%, 5/1/22, MBS	Aaa/AAA	664,217
30	7.50%, 6/25/30, CMO, PO	Aaa/AAA	31,249
680	7.50%, 12/1/33, MBS	Aaa/AAA	706,549
137	7.50%, 11/25/40, CMO	Aaa/AAA	141,799
240	7.50%, 5/25/42, CMO	Aaa/AAA	251,058
67	7.50%, 7/25/42, CMO	Aaa/AAA	69,912
12,981	7.50%, 12/25/45, CMO	Aaa/AAA	13,742,751
48	8.00%, 9/25/23, CMO	AAA/AAA	47,936
48	8.00%, 7/18/27, CMO	Aaa/AAA	50,601
13,171	8.00%, 12/25/45, CMO	Aaa/AAA	14,102,025
392	9.99%, 9/25/17, CMO	Aaa/AAA	431,114

8 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Freddie Mac,
$131	7.00%, 5/15/23, CMO, PO	Aaa/AAA	$134,376
1,922	7.00%, 1/15/24, CMO	Aaa/AAA	1,991,787
172	7.50%, 11/1/19, MBS	Aaa/AAA	177,176
56	8.00%, 9/15/26, CMO	Aaa/AAA	58,433
15	9.50%, 5/15/21, CMO	Aaa/AAA	15,303
165	Small Business Administration Participation Certificates, 7.50%, 4/1/17, Ser. 97-D	NR/NR	173,140
Total U.S. Government Agency Securities (cost-$59,211,605)			59,653,880

SOVEREIGN DEBT OBLIGATIONS – 2.7%

Brazil – 1.5%
	Federal Republic of Brazil,
14,249	8.00%, 1/15/18	Ba2/BB	15,930,382
1,250	10.125%, 5/15/27	Ba2/BB	1,738,125
4,750	11.00%, 1/11/12	Ba2/BB	5,878,125
1,050	12.75%, 1/15/20	Ba2/BB	1,638,000
			25,184,632
Mexico – 0.6%
7,000	United Mexican States, 11.375%, 9/15/16	Baa1/BBB	10,122,000
Panama – 0.5%
6,000	Republic of Panama, 9.375%, 7/23/12	Ba1/BB	7,059,000
Ukraine – 0.1%
1,000	Republic of Ukraine, 7.65%, 6/11/13	B1/BB-	1,080,700
Total Sovereign Debt Obligations (cost-$34,512,055)			43,446,332

SENIOR LOANS (a) (b) (c) – 1.6%

Energy – 0.1%
	AES Corp., Term B,
714	6.75%, 4/30/08		716,295
714	7.50%, 8/10/11		716,295
			1,432,590
Entertainment – 0.1%
995	MGM Studios, 8.617%, 4/8/12, Term B		984,295
Healthcare & Hospitals – 0.6%
10,000	HCA, Inc., 8.086%, 11/14/13, Term B		10,074,430
Hotels/Gaming – 0.2%
	Aladdin Gaming, Inc.,
2,936	8.372%, 8/31/10, Term A		2,951,842
69	9.537%, 8/31/10, Term B		69,245
			3,021,087
Insurance – 0.0%
500	Shackleton B Event Linked Loan, 13.371%, 8/1/08 (f)		502,357
Multi-Media – 0.6%
10,000	Charter Communications Holdings LLC, 8.005%, 4/25/13, Term B		10,081,250
Total Senior Loans (cost-$25,855,878)			26,096,009

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 9

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

MUNICIPAL BONDS (d) – 2.9%

New Jersey – 2.9%
	Tobacco Settlement Financing Corp. Rev., VRN,
$15,142	5.75%, 6/1/32	NR/AA	$16,243,429
9,910	6.125%, 6/1/24	NR/AA	10,737,981
16,520	6.375%, 6/1/32	NR/AA	18,662,314
45	7.521%, 6/1/24 (j)	NR/AA	52,519
74	8.021%, 6/1/32 (j)	NR/AA	93,192
Total Municipal Bonds (cost-$40,250,178)			45,789,435

MORTGAGE-BACKED SECURITIES – 0.8%
	GSMPS Mortgage Loan Trust, CMO (d),
4,544	7.50%, 12/21/26	NR/NR	4,685,414
226	7.50%, 6/19/32	NR/NR	235,293
7,536	7.50%, 6/25/43	NR/NR	7,661,593
435	MASTR Reperforming Loan Trust, 7.00%, 8/25/34, CMO (d)	Aaa/AAA	448,989
183	Washington Mutual, Inc., 7.50%, 4/25/33, CMO	Aaa/AAA	189,727
Total Mortgage-Backed Securities (cost-$13,554,586)			13,221,016

ASSET-BACKED SECURITIES – 0.5%
8,300	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (cost-$7,336,577)	Ca/NR	8,137,592

SHORT-TERM INVESTMENTS – 8.9%

Corporate Notes – 4.5%
Financial Services – 1.8%
356	Beaver Valley II Funding, 8.625%, 6/1/07	Baa3/BBB-	360,521
21,240	Ford Motor Credit Co., 7.75%, 2/15/07	B1/B	21,281,482
7,000	General Motors Acceptance Corp., 6.274%, 1/16/07, FRN	Ba1/BB+	7,003,276
			28,645,279
Hotels/Gaming – 0.3%
4,775	Caesars Entertainment, Inc, 9.375%, 2/15/07	Ba1/BB-	4,816,781
Miscellaneous – 0.4%
6,300	Morgan Stanley TRACERS, 5.668%, 3/1/07, VRN (b) (d) (g)	A3/NR	6,305,229
Multi-Media – 1.8%
20,000	Comcast Cable Communications, Inc., 8.375%, 5/1/07	Baa2/BBB+	20,252,500
7,250	Historic TW, Inc., 8.18%, 8/15/07	Baa2/BBB+	7,395,798
			27,648,298
Telecommunications – 0.0%
153	Calpoint Receivable Structured Trust, 7.44%, 12/10/06 (d)	B3/NR	157,617
Utilities – 0.2%
2,950	Indianapolis Power & Light, 7.375%, 8/1/07	Baa1/BBB-	2,985,662
Total Corporate Notes (cost-$70,768,699)			70,558,866

10 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

U.S. Treasury Bills (h) – 1.5%
$23,100	4.67%-5.10%, 12/14/06-3/1/07 (cost-$23,038,754)		$23,037,795
Commercial Paper – 0.6%
Financial Services – 0.6%
6,400	Total Finance, 5.30%, 12/1/06 (f)	NR/NR	6,400,000
2,800	UBS Finance LLC, 5.225%, 3/8/07 (f)	NR/NR	2,760,184
Total Commercial Paper (cost-$9,160,580)			9,160,184
Sovereign Debt Obligations – 0.0%
Ukraine – 0.0%
93	Republic of Ukraine, 11.00%, 3/15/07 (cost-$94,391)	B1/BB-	94,877

Repurchase Agreements – 2.3%
30,000	Credit Suisse First Boston, dated 11/30/2006, 5.25%, due 12/1/2006, proceeds $30,004,375; collateralized by U.S. Treasury Note, 5.625%, due 5/15/08, valued at $30,791,297 including accrued interest		30,000,000
6,725	State Street Bank & Trust Co., dated 11/30/06, 4.90%, due 12/1/06, proceeds $6,725,915; collateralized by Freddie Mac, 2.875%, due 5/15/07, valued at $6,859,718 including accrued interest		6,725,000
Total Repurchase Agreements (cost-$36,725,000)			36,725,000
Total Short Term Investments (cost-$139,787,425)			139,576,722

OPTIONS PURCHASED (i) – 0.0%

Contracts/Notional Amount (000)
Call Options – 0.0%
	9-Year Interest Rate Swap (OTC) Pay 3-Month USD LIBOR
689,000,000	Floating Rate Index strike price $4.41, expires 2/21/07		508,475
Put Options – 0.0%
	Eurodollar Futures, Chicago Mercantile Exchange,
664	strike price $91, expires 6/18/07		2
1,740	strike price $91, expires 9/17/07		4
270	strike price $91.50, expires 9/17/07		1
715	strike price $91.75, expires 3/17/08		2
160	strike price $91.75, expires 12/18/06		1
424	strike price $92.50, expires 12/18/06		1
555	strike price $94.13, expires 12/18/06		1
	9-Year Interest Rate Swap (OTC) Pay 3-Month USD LIBOR
689,000,000	Floating Rate Index strike price $5.80, expires 2/21/07		39,810
			39,822
Total Options Purchased (cost-$1,008,270)			548,297
Total Investments before options written (cost-$1,498,987,844) – 100.3%			$1,597,218,367

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 11

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2006 (continued)

Contracts			Value

OPTIONS WRITTEN (i) – (0.3)%

Call Options – (0.3)%
9-Year Interest Rate Swap (OTC) Pay 3-Month USD LIBOR
$689,000,000		Floating Rate Index strike price $4.85, expires 2/21/07	$(5,354,054)

Put Options – (0.0)%
9-Year Interest Rate Swap (OTC) Pay 3-Month USD LIBOR
689,000,000		Floating Rate Index strike price $5.55, expires 2/21/07	(228,617)
Total Options Written (premiums received-$4,431,150)			(5,582,671)
Total Investments net of options written (cost-$1,494,556,694) – 100.0%			$1,591,635,696

Notes to Schedule of Investments:

*                 Unaudited

(a)          Private Placement. Restricted as to resale and may not have a readily available market.

(b)         Illiquid security.

(c)          These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty.

(d)         144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)          When-issued or delayed-delivery security. To be settled/delivered after November 30, 2006.

(f)            Fair-valued security. Securities with an aggregate value of $21,229,284, representing 1.33% of total investments, have been fair valued.

(g)         Credit-linked trust certificate.

(h)         All or partial amount segregated as collateral for futures contracts and options written.

(i)             Non-income producing.

(j)             Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.

Glossary:
	£-	British Pound
CAD	-	Canadian Dollar
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on November 30, 2006.
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Security
NR	-	Not Rated
PO	-	Principal Only
TRACERS	-	Traded Custody Receipts
UNIT	-	More than one class of securities traded together.
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on November 30, 2006.

12 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund Statement of Assets and Liabilities

November 30, 2006

Assets:
Investments, at value (cost-$1,498,987,844)	$1,597,218,367
Cash (including foreign currency of $12,342,941 with a cost of $12,342,920)	12,591,040
Unrealized appreciation on swaps	133,182,471
Interest receivable	29,166,285
Premium for swaps purchased	8,070,387
Receivable for variation margin on futures contracts	1,488,063
Unrealized appreciation of forward foreign currency contracts	189,291
Receivable for investments sold	3,054
Prepaid expenses	26,578
Total Assets	1,781,935,536

Liabilities:
Unrealized depreciation on swaps	150,717,070
Payable for floating rate notes issued	20,786,000
Dividends payable to common and preferred shareholders	7,800,254
Payable for investments purchased	7,470,724
Options written, at value (premiums received-$4,431,150)	5,582,671
Investment management fees payable	779,604
Interest payable	437,708
Unrealized depreciation of forward foreign currency contracts	202,716
Payable for variation margin on futures contracts	40,620
Accrued expenses	295,321
Total Liabilities	194,112,688
Preferred Shares ($0.00001 par value and $25,000 net asset and liquidation value per share applicable to an aggregate of 22,600 shares issued and outstanding)	565,000,000
Net Assets Applicable to Common Shareholders	$1,022,822,848

Composition of Net Assets Applicable to Common Shareholders:
Common stock:
Par value ($0.00001 per share, applicable to 65,501,953 shares issued and outstanding)	$655
Paid-in-capital in excess of par	935,115,784
Dividends in excess of net investment income	(12,326,038)
Accumulated net realized gain	12,313,862
Net unrealized appreciation of investments, futures contracts, options written, swaps and foreign currency transactions	87,718,585
Net Assets Applicable to Common Shareholders	$1,022,822,848
Net Asset Value Per Common Share	$15.62

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 13

PIMCO Corporate Opportunity Fund Statement of Operations

For the Year end November 30, 2006

Investment Income:
Interest	$113,308,706
Facility and other fee income	1,563,015
Dividends	33,338
Total Investment Income	114,905,059

Expenses:
Investment management fees	9,396,451
Auction agent fees and commissions	1,438,147
Interest expense	957,715
Custodian and accounting agent fees	340,030
Shareholder communications	237,168
Trustees’ fees and expenses	90,323
Audit and tax services	87,588
New York Stock Exchange listing fees	54,187
Transfer agent fees	38,248
Insurance expense	33,678
Legal fees	29,433
Investor relations	14,558
Miscellaneous	15,119
Total expenses	12,732,645
Less: custody credits earned on cash balances	(37,875)
Net expenses	12,694,770

Net Investment Income	102,210,289

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,023,337
Futures contracts	(14,908,167)
Options written	3,612,390
Swaps	32,500,588
Foreign currency transactions	(1,415,878)
Net change in unrealized appreciation/depreciation of:
Investments	4,516,183
Futures contracts	10,832,323
Options written	(144,068)
Swaps	(16,493,043)
Foreign currency transactions	33,740
Net realized and change in unrealized gain on investments, futures contracts, options written, swaps and foreign currency transactions	34,557,405
Net Increase in Net Assets Resulting from Investment Operations	136,767,694

Dividends on Preferred Shares from Net Investment Income	(26,847,019)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$109,920,675

14 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund	Statement of Changes in Net Assets
Applicable to Common Shareholders

	Year ended
	November 30, 2006	November 30, 2005
Investment Operations:
Net investment income	$102,210,289	$97,509,482
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	35,812,270	17,398,277
Net change in unrealized depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(1,254,865)	(43,696,007)
Net increase in net assets resulting from investment operations	136,767,694	71,211,752

Dividends and Distributions on Preferred Shares from:
Net investment income	(26,677,025)	(14,501,451)
Net realized gains	(169,994)	(3,080,828)
Total dividends and distributions on Preferred Shares	(26,847,019)	(17,582,279)
Net increase in net assets applicable to common shareholders resulting from investment operations	109,920,675	53,629,473

Dividends and Distributions to Common Shareholders from:
Net investment income	(107,378,512)	(106,777,724)
Net realized gains	(1,252,868)	(41,265,388)
Total dividends and distributions to common shareholders	(108,631,380)	(148,043,112)

Capital Share Transactions:
Reinvestment of dividends and distributions	8,344,440	14,383,829
Total increase (decrease) in net assets applicable to common shareholders	9,633,735	(80,029,810)

Net Assets Applicable to Common Shareholders:
Beginning of year	1,013,189,113	1,093,218,923
End of year (including dividends in excess of net investment income of $(12,326,038) and $(5,862,757), respectively)	$1,022,822,848	$1,013,189,113

Common Shares Issued in Reinvestment of Dividends and Distributions	507,805	871,959

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 15

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2006

1. Organization and Significant Accounting Policies

PIMCO Corporate Opportunity Fund (the “Fund”), was organized as a Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations there under, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation in a diversified portfolio of U.S. dollar denominated corporate debt obligations of varying maturities and other income producing securities. The Fund may employ a strategy of selling options on U. S. Treasury futures and other fixed income instruments. This strategy enables the Fund to capture premiums when Pacific Investment Management Company LLC (the “Sub-Adviser”) believes future interest rate volatility is likely to be lower than the level of volatility implied in the options contracts. In addition, the Fund engages in interest rate and credit default swaps as part of a strategy to enhance the Fund’s taxable income while managing interest rate and credit risk.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Fund will be required to comply with the Interpretation by May 31, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the SFAS 157 against its current valuation policies to determine future applicability.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on

16 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2006

1. Organization and Significant Accounting Policies (continued)

the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Fund’s investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair value pursuant to procedures approved by the Board of Trustees. Such procedures include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair value of the Senior Loan. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 17

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2006

1. Organization and Significant Accounting Policies (continued)

However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(g) Option Transactions

The Fund may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(h) Interest Rate/Credit Default Swaps

The Fund enters into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

18 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2006

1. Organization and Significant Accounting Policies (continued)

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Fund are included as part of realized gain (loss) and net periodic payments accrued, but not received (paid) are included in change in unrealized appreciation/depreciation on the Fund’s Statement of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(i) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(j) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(k) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(l) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 19

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2006

1. Organization and Significant Accounting Policies (continued)

that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(m) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At November 30, 2006, the Fund had no reverse repurchase agreements outstanding. The weighted average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2006 was $8,297,675 at a weighted average interest rate of 3.12%.

(n) Inverse Floating Rate Transaction–Residual Interest Municipal Bonds (“RIBs”)/Residual Interest Tax Exempt Bonds (“RITEs”)

The Fund invests in RIBs and RITEs (“Inverse Floaters”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In these transactions, the Fund transfers a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Fund simultaneously or within a short period of time, receives the Inverse Floaters from the broker. The Inverse Floaters held by the Fund provide the Fund with the right to (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed Rate Bond held by the Trust to the Fund, thereby collapsing the Trust.

Pursuant to FASB Statement No. 140, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in the Schedule of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in the Fund’s Statement of Assets and Liabilities”. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

Inverse Floaters are created by dividing the income stream provided by the underlying Fixed Rate Bonds to create two securities, one short-term, the Floating Rate Note and one long-term, the Inverse Floater. The interest rate on the short component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the Floating Rate Note at current rates, the residual income from the underlying bond(s) goes to the Inverse Floater. Therefore, rising short-term rates result in lower income for the Floating Rate Note and vice-versa. The Floating Rate Note may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in investments in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Fund’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse Floaters held by the Fund are exempt from registration under Rule 144A of the Securities Act of 1933.

(o) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and

20 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2006

1. Organization and Significant Accounting Policies (continued)

may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund does not participate in future gains and losses with respect to the security.

(p) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

(q) Interest Expense

Relates to the Fund’s liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

2. Investment Manager/Sub-Adviser

The Fund has entered an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding.

The Investment Manager has retained its affiliate, the Sub-Adviser, to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services, at the maximum annual rate of 0.39% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding, for the period from the commencement of operations through December 31, 2007, and will receive an increasing amount thereafter.

3. Investment in Securities

For the year ended November 30, 2006, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $450,269,877 and $395,584,755, respectively. Purchases and sales in U.S. government obligations, totaled $188,504 and $3,195,062, respectively.

(a) Futures contracts outstanding at November 30, 2006:

Type		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Long:	Financial Future British Pound–90 day	1,652	$384,708	12/31/07	$122,219
	Financial Future Euro–90 day	1,720	409,984	12/17/07	1,871,050
	Financial Future Euro–90 day	3,085	735,927	3/17/08	2,668,910
	Financial Future Euro–90 day	2,396	571,686	6/16/08	3,235,387
	Financial Future Euro–90 day	212	50,583	9/15/08	183,225
	U.S. Treasury Bond Futures	174	19,901	3/21/07	107,040
					$8,187,831

(b) Transactions in options written for the year ended November 30, 2006:

	Contracts/Notional	Premiums
Options outstanding, November 30, 2005	16,059,447	$2,261,222
Options written	1,387,618,004	8,931,615
Options terminated in closing purchase transactions	(25,677,451)	(6,761,687)
Options outstanding, November 30, 2006	1,378,000,000	$4,431,150

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 21

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2006

3. Investment in Securities (continued)

(c) Credit default swaps contracts outstanding at November 30, 2006:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received by Fund	Unrealized Appreciation
ABN Amro Bank N.V.
Ford Motor Credit	$ 2,000	6/20/07	3.10%	$37,876
Bear Stearns
GMAC	25,000	12/20/06	5.35%	343,477
GMAC	900	12/20/06	2.10%	4,831
Credit Suisse First Boston
GMAC	10,000	12/20/06	2.20%	56,254
GMAC	10,000	3/20/07	2.40%	113,583
Goldman Sachs
Ford Motor Credit	1,000	6/20/07	3.00%	18,189
JP Morgan Chase
GMAC	5,000	6/20/07	6.40%	208,070
Lehman Securities
Ford Motor Credit	5,000	6/20/06	3.28%	101,427
Merrill Lynch
Federation of Russia	10,000	7/20/07	0.40%	26,144
Ford Motor Credit	5,000	6/20/07	2.80%	83,459
Ford Motor Credit	3,000	6/20/07	3.45%	64,674
Morgan Stanley Dean Witter
Federation of Russia	10,000	6/20/07	0.39%	26,216
Federation of Russia	15,000	6/20/07	0.405%	42,086
Ford Motor Credit	2,000	6/20/07	3.40%	42,368
Ford Motor Credit	3,000	6/20/07	3.75%	71,412
Ford Motor Credit	7,000	6/20/07	4.00%	142,845
Ford Motor Credit	20,000	9/20/10	4.05%	1,057,692
Wachovia Bank
Ford Motor Credit	1,000	6/20/07	3.41%	21,260
				$2,461,863

22 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2006

3. Investment in Securities (continued)

(d) Interest rate swap agreements outstanding at November 30, 2006:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Fund	Payments received by Fund	Unrealized Appreciation (Depreciation)
Goldman Sachs	$485,000	2/26/16	4.405%	3 month LIBOR	$2,370,985
Goldman Sachs	485,000	2/23/16	3 month LIBOR	5.80%	607,158
Lehman Securities	151,000	2/23/16	4.405%	3 month LIBOR	740,617
Lehman Securities	1,650,000	12/18/24	3 month LIBOR	5.70%	126,812,984
Lehman Securities	151,000	2/23/16	3 month LIBOR	5.80%	188,864
Lehman Securities	1,700,000	12/18/24	5.77%	3 month LIBOR	(150,717,070)
					$(19,996,462)

LIBOR—London Inter-bank Offered Rate

The Fund received $4,750,000 par value in U.S. Treasury Bills as collateral for swap contracts.

(e) Forward foreign currency contracts outstanding at November 30, 2006:

		U.S. $ Value Origination Date	U.S. $ Value November 30, 2006	Unrealized Appreciation (Depreciation)
Purchased:	¥ 1,123,328,000 settling 2/15/07	$9,625,116	$9,814,407	$189,291

Sold:	£ 9,542,000 settling 1/11/07	18,571,451	18,774,167	(202,716)
				$(13,425)

4. Income Tax Information

The tax character of dividends and distributions paid were:

	Year Ended November 30, 2006	Year Ended November 30, 2005
Ordinary Income	$134,056,781	$121,108,032
Long-Term Capital Gains	1,421,618	44,517,360

At November 30, 2006, the tax character of distributable earnings of $12,524,427 was comprised entirely of ordinary income.

For the year ended November 30, 2006, permanent “book-tax” differences are primarily attributable to the differing treatment of foreign currency transactions, swap payments, paydowns and consent fees. These adjustments were to decrease dividends in excess of net investment income and decrease accumulated net realized gains by $25,381,967.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended November 30, 2006, the Fund received $24,439,670 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

The cost basis of portfolio securities for federal income tax purposes is $1,478,201,844. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $111,014,604; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $12,784,081; net unrealized appreciation for federal income tax purposes is $98,230,523. The difference between book and tax appreciation/depreciation is primarily attributable to the differing treatment of inverse floaters.

5. Auction Preferred Shares

The Fund has issued 4,520 shares of Preferred Shares Series M, 4,520 shares of Preferred Shares Series T, 4,520 shares of Preferred Shares Series W, 4,520 shares of Preferred Shares Series TH and 4,520 shares of Preferred Shares Series F each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 23

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2006

5. Auction Preferred Shares (continued)

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended November 30, 2006, the annualized dividend rate ranged from:

	High	Low	At November 30, 2006
Series M	5.21%	3.70%	5.00%
Series T	5.21%	3.95%	5.12%
Series W	5.15%	3.96%	5.08%
Series TH	5.36%	4.00%	5.10%
Series F	5.36%	3.94%	5.10%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote together with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

6. Subsequent Common Dividend Declarations

On December 1, 2006, a dividend of $0.115 per share was declared to common shareholders payable December 29, 2006 to shareholders of record on December 11, 2006.

On December 19, 2006, a short-term capital gain dividend of $0.31 per share was declared to common shareholders payable January 5, 2007 to shareholders of record on December 29, 2006.

On January 3, 2007, a dividend of $0.115 per share was declared to common shareholders payable February 1, 2007 to shareholders of record on January 16, 2007.

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution, and waiver of or return of certain sales charges paid by open-end fund shareholders.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

24 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund Financial Highlights

For a share of common stock outstanding throughout each period:

				For the period December 27, 2002*
	Year ended November 30,			through
	2006	2005	2004	November 30, 2003
Net asset value, beginning of period	$15.59	$17.05	$17.08	$14.33	**
Investment Operations:
Net investment income	1.57	1.50	1.74	1.62
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	0.54	(0.40)	0.36	2.71
Total from investment operations	2.11	1.10	2.10	4.33
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.41)	(0.22)	(0.13)	(0.08)
Net realized gains	(0.00)†	(0.05)	—	—
Total dividends and distributions on preferred shares	(0.41)	(0.27)	(0.13)	(0.08)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.70	0.83	1.97	4.25
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.65)	(1.65)	(1.73)	(1.38)
Net realized gains	(0.02)	(0.64)	(0.27)	—
Total dividends and distributions to common shareholders	(1.67)	(2.29)	(2.00)	(1.38)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—	—	—	(0.02)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—	—	—	(0.10)
Total capital share transactions	—	—	—	(0.12)
Net asset value, end of period	$15.62	$15.59	$17.05	$17.08
Market price, end of period	$16.94	$17.20	$17.01	$16.88
Total Investment Return (1)	8.96%	16.16%	13.29%	22.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$1,022,823	$1,013,189	$1,093,219	$1,088,428
Ratio of expenses to average net assets, including interest expense (2)(3)	1.27%	1.15%	1.13%	1.07	%(4)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.18%	1.15%	1.13%	1.07	%(4)
Ratio of net investment income to average net assets (2)	10.21%	9.29%	10.31%	11.13	%(4)
Preferred shares asset coverage per share	$70,236	$69,814	$73,362	$73,145
Portfolio turnover	29%	41%	64%	26%

*	Commencement of operations.
**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
†	Less than $0.00 per share
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(p) in Notes to Financial Statements).
(4)	Annualized

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 25

PIMCO Corporate Opportunity Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Corporate Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate Opportunity Fund (the “Fund”) at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 27, 2002 (commencement of operations) through November 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 29, 2007

26 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund	Matters Relating to the Trustees Consideration of the Investment Management and
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on June 20 and 21, 2006 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting (the “Meeting”).

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2006.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives, (ii) information provided by Lipper Inc. on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended March 31, 2006, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper Inc., the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 27

PIMCO Corporate Opportunity Fund	Matters Relating to the Trustees Consideration of the Investment Management and
Portfolio Management Agreements (unaudited) (continued)

Meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

The Trustees specifically took note of how the Fund compared to its Lipper Inc. peers as to performance and management fee expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. Thus, the Trustees, at the recommendation of the Investment Manager, considered the total expenses of the Funds comparatively to the total expenses of the peer funds, recognizing that the fees for management and administrative services would be subsumed within the total expense ratio.

The Trustees noted that the Fund had significantly outperformed its peer median and average group for the one-year and three-year periods ended April 30, 2006. The Trustees also noted that the Fund’s expense ratio, including the effect of preferred shares, was significantly below the average and median for its peer group and excluding the effect of preferred shares was above the average and median for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of each Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the other open-end funds but were advised that there are additional portfolio management challenge in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Fund’s total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that the Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closedend investment companies, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

28 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund	Tax Information/Corporate and Investment Policy Changes (unaudited)

Tax Information

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended (November 30, 2006) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended November 30, 2006 were as follows:

Dividends to common shareholders from ordinary income	$1.645
Dividends to preferred shareholders from ordinary income	$1,180.399

Distributions to common shareholders from long-term gains	$0.019
Distribution to preferred shareholders from long-term gains	$7.522

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2006. In January 2007, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2006. The amount that will be reported will be the amount to use on your 2006 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended November 30, 2006. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Corporate Changes

On September 12, 2006, the Fund’s Board of Trustees appointed William B. Ogden IV as a class I Trustee. On October 10, 2006, David C. Flattum, an interested Trustee, resigned. On December 12, 2006, the Fund’s Board of Trustees appointed John C. Maney, as a Class III (interested) Trustee, and appointed Hans W. Kertess as Chairman of the Board of Trustees, effective January 1, 2007.

Investment Policy Changes

The following changes to the Fund’s investment policies became effective April 4, 2006. The Fund expanded upon its investment policy permitting it to invest up to 20 percent of its total assets in other types of debt instruments.

The Fund may now invest the balance of its assets (i.e., assets not devoted to satisfying the 80 percent requirement) in any type of security or instrument, subject to the Funds other investment policies and restrictions. This change in no way affects the Funds intention to normally invest at least 80 percent of its total assets in a portfolio of U.S. dollar-denominated corporate debt obligations and other corporate income producing securities (the 80 percent requirement).

The Fund may invest up to 10% of its total assets in securities of issuers located in “emerging market” countries. In addition, the Fund may invest without limit in credit default swaps, subject to its other investment policies and restrictions. In this regard, the Investment Manager currently considers credit default swaps to be illiquid and includes the market value of the contract among its assets it treats as illiquid for purposes of determining compliance with the Fund’s policy to invest not more than 20% of its total assets in securities which are illiquid at the time of investment.

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 29

PIMCO Corporate Opportunity Fund	Privacy Policy, Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2006 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund	Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 31

PIMCO Corporate Opportunity Fund	Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003
Term of office: Expected to stand for re-election
    at 2007 annual meeting of shareholders.
Trustee/Director of 24 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for re-election
    at 2009 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2002
Term of office: Expected to stand for re-election
    at 2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2002
Term of office: Expected to stand for re-election
    at 2008 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex

Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election
    at 2007 annual meeting of shareholders. Trustee/Director of 24 Funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004
Term of office: Expected to stand for re-election
    at 2008 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

32 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

PIMCO Corporate Opportunity Fund	Board of Trustees (continued) (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
John C. Maney † Date of Birth: 8/3/59 Trustee since 2006 Term of office: Expected to stand for election at 2007 annual meeting of shareholders. Trustee of 24 Funds in the Fund Complex

Chief Financial Officer of Allianz Global Investors Fund Management LLC; Managing Director and Chief Financial Officer of AGIFM and Allianz Global Investors of America L.P. since Jan. 2005 and Chief Operating Officer of Allianz Global Investors of America since Nov. 2006, Executive Vice President and Chief Financial Officer since 2001. Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, AGID, NFJ Investment Group and a number of other affiliated entities. Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

† Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partners LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated December 23, 2002, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

11.30.06 | PIMCO Corporate Opportunity Fund Annual Report 33

PIMCO Corporate Opportunity Fund	Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Director of 8 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 32 funds in the Fund Complex; Assistant Treasurer of 35 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 67 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC (1991-2004).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 67 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

William V. Healy Date of Birth: 7/28/53 Assistant Secretary since: Dec. 2006

Executive Vice President and Chief Legal Officer, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant Secretary of 67 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of the Purdential Insurance Company of America (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: Dec. 2006

Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate Genearal Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 67 funds in the Fund Complex; formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: Dec. 2006

Assistant Secretary of 67 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since Dec. 2006	Assistant Secretary of 67 funds in the Fund Complex; formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004)

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

34 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

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36 PIMCO Corporate Opportunity Fund Annual Report | 11.30.06

Trustees and Principal Officers

Hans W. Kertess	Lawrence G. Altadonna
Trustee, Chairman of the Board of Trustees	Treasurer, Principal Financial & Accounting Officer
Paul Belica	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
Robert E. Connor	Youse E. Guia
Trustee	Chief Compliance Officer
John J. Dalessandro II	Kathleen A. Chapman
Trustee	Assistant Secretary
John C. Maney	William Healy
Trustee	Assistant Secretary
William B. Ogden, IV	Richard Kirk
Trustee	Assistant Secretary
R. Peter Sullivan III	Lagan Srivastava
Trustee	Assistant Secretary
Brian S. Shlissel
President & Chief Executive Officer

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Opportunity Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Qs is available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

On March 6, 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODEETH hereto.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)     Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $65,000 in 2005 and $65,000 in 2006.

b)    Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $12,000 in 2005 and $12,000 in 2006. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)     Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $11,850 in 2005 and $12,500 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)    All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)     1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Corporate Opportunity Fund (THE “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)   The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)   Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)   Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i)   (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2005 Reporting Period was $2,388,310 and the 2006 Reporting Period was $2,256,748.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO CORPORATE OPPORTUNITY FUND

(the “TRUST”)

PROXY VOTING POLICY

1.             It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  TheTrust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.             The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.             The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.             This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.             It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.             AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.             The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.             This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of February 8 2007, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Corporate Opportunity Fund (PTY) (the “Fund”):

Mark R. Kiesel

Mr. Kiesel is an Executive Vice President, generalist portfolio manager, and a senior member of PIMCO's investment strategy and portfolio management group. He also heads the investment-grade corporate desk and manages corporate portfolios for the firm. Previously, Mr. Kiesel served as PIMCO's head of equity derivatives and as a senior credit analyst. Mr. Kiesel joined PIMCO in 1996, previously having been associated with the sales and trading divisions of Merrill Lynch and JP Morgan. He has eleven years of investment experience and holds a bachelor's degree in economics from the University of Michigan and an MBA in finance, economics and international business from the University of Chicago Graduate School of Business.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of November 30, 2006, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
PM	Fund	#	AUM ($million)	#		AUM ($million)		#		AUM ($million)
Mark R. Kiesel	PTY	4	3,600.51	11	*	2,837.90	*	19	**	3,023.49	**

* Of these other pooled investment vehicles, one account totaling $53.77 million in assets pay an advisory fee that is based in part on the performance of the account.

** Of these other accounts, one account totaling $171.74 million in assets pay an advisory fee that is based in part on the performance of the account.

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Pacific Investment Management Company LLC (“PIMCO”) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

(a) (3)

As of November 30, 2006, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Funds:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•      3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•      Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•      Amount and nature of assets managed by the portfolio manager;

•      Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•      Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•      Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•      Contributions to asset retention, gathering and client satisfaction;

•      Contributions to mentoring, coaching and/or supervising; and

•      Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 11/30/06.

PIMCO Corporate Opportunity Fund

Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mark R. Kiesel	None

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number	Maximum Number of
			Of Shares Purchased	Shares That May Yet Be
	Total Number Of Shares	Average Price Paid	As Part Of Publicly Announced Plans Or	Purchased Under The Plans
Period	Purchased	Per Share	Programs	Or Programs

December 2006	N/A	16.22	89,939	N/A
January 2007	N/A	16.28	18,346	N/A
February 2007	N/A	16.38	43,830	N/A
March 2006	N/A	16.61	41,963	N/A
April 2007	N/A	16.65	41,591	N/A
May 2007	N/A	16.21	41,646	N/A
June 2007	N/A	16.26	40,773	N/A
July 2007	N/A	16.25	40,151	N/A
August 2007	N/A	16.53	39,070	N/A
September 2007	N/A	16.98	38,241	N/A
October 2007	N/A	17.08	38,107	N/A
November 2007	N/A	15.88	34,148	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)           The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and have concluded that the Registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing.

Prior to reaching this conclusion, the principal officers had become aware of matters relating to the Registrant’s participation in certain inverse floater structures that required enhancements to certain controls. The Registrant’s management determined that controls relating to the review and analysis of relevant terms and conditions  of certain transfers of securities under the provisions of Statement of Financial Accounting Standards No. 140  “Accounting  for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities “ (“SFAS 140”) were not effective.

The Registrant’s Management is taking such further actions as are necessary to revise its disclosure controls and procedures in order to increase the effectiveness of these controls with respect to the accounting treatment of transfers of certain inverse floaters.

(b)           There have been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the Registrant’s internal control over financial reporting. However as discussed above, subsequent to November 30, 2006, the Registrant is enhancing controls related to the accounting treatment of transfers of certain inverse floater securities.

ITEM 12. EXHIBITS

(a) (1)  Exhibit 99.CODE ETH - Code of Ethics

(a) (2)  Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)  Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Corporate Opportunity Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	February 8, 2007

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	February 8, 2007

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	February 8, 2007